SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and ExchangeAct of 1934.

May 6, 2014

Date of Report

CIMAREX ENERGY CO.

(Exact name of registrant as specified in its charter)

Delaware	001-31446	45-0466694
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1700 Lincoln Street, Suite 1800, Denver, Colorado	80203-4518
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 303-295-3995

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02. Results of Operations and Financial Condition

On May 6, 2014, the Company issued a press release containing financial and operating results for the first quarter 2014.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.  The Company will host a conference call on May 7, 2014 at 11:00 a.m. Mountain Time (1:00 p.m. Eastern Time). The call will be webcast and accessible on the Company website at www.cimarex.com. To participate in the live, interactive call, please dial 877-870-4263 five minutes before the scheduled start time (international callers dial 1-412-317-0790).  A replay will be available for one week following the call by dialing 877-344-7529 (international callers dial 1-412-317-0088); conference I.D. 10042862.  The replay will also be available on the Company’s website or via the Cimarex App.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing

ITEM 7.01                                  REGULATION FD DISCLOSURE

First Quarter 2014 Results Webcast and Conference Call

The Company plans to host a conference call at 11:00 a.m.  Mountain Time (1:00 p.m. Eastern Time) on May 7, 2014 to discuss its financial and operating results for the first quarter 2014. The call will be webcast and accessible on the Company website at www.cimarex.com. To participate in the live, interactive call, please dial 877-870-4263 five minutes before the scheduled start time (international callers dial 1-412-317-0790).  A replay will be available for one week following the call by dialing 877-344-7529 (international callers dial 1-412-317-0088); conference I.D. 10042862.  The replay will also be available on the Company’s website or via the Cimarex App.

Agreement to Acquire Assets

On May 6, 2014, the Company announced that it has signed a purchase and sale agreement to acquire oil and gas assets primarily in the Cana-Woodford shale play in Western Oklahoma for $497.4 million in cash.  Simultaneously, the Company entered into an agreement with Devon Energy (NYSE: DVN) to sell at closing a 50 percent interest in these assets for $248.7 million.  The acquisition is expected to close on or before June 30, 2014, and is subject to customary conditions and purchase price adjustments.  A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Description of Exhibit

99.1	Press Release, dated May 6, 2014 concerning financial results.

99.2	Press Release, dated May 6, 2014 concerning agreement to acquire assets.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Cimarex has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIMAREX ENERGY CO.

Dated: May 6, 2014	By:	/s/ Francis B. Barron
Francis B. Barron,
Senior Vice President and General Counsel